SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


 Date of Report (Date earliest event reported) March 2, 2000

Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.
1-10764      ENTERGY ARKANSAS                        71-0005900
             (an Arkansas corporation)
             425 West Capitol Avenue, 40th Floor
             Little Rock, Arkansas  72201


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Item 5.   Other Information

           Entergy Arkansas, Inc. (formerly Arkansas Power &

Light Company) files this Form 8-K in order to incorporate by reference the following consent of PricewaterhouseCoopers

L.L.P. as Exhibit 23(a) to Entergy Arkansas, Inc.'s

Registration Statement on Form S-3 (File No.

33-50289).






               CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated February 18, 1999, relating to the financial statements and financial statement schedule, which appear in Entergy Arkansas, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

New Orleans, Louisiana
March 1, 2000





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     Pursuant to the requirements of the Securities Exchange
Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ENTERGY ARKANSAS



                              By:  /s/ Steven C. McNeal
                                    Steven C. McNeal
                              Vice President and Treasurer



Dated:  March 3, 2000